================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2003

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


              Maryland                    000-21039               52-1975978
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)        Number)                Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                     22209
----------------------------------------------                     -----
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




================================================================================

Item 5. Other Events.


On January 6, 2003 Strayer Education, Inc. announced that Strayer University has received final approval from the Tennessee Higher Education Commission to operate campuses in the cities of Nashville and Memphis. Strayer University intends to open campuses in both cities commencing in the spring 2003 quarter. The January 6, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01    Press Release dated January 6, 2003

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Strayer Education, Inc.
Date:  January 6, 2003                By: /s/ Steven A. McArthur
                                      --------------------------
                                      Steven A. McArthur
                                      Senior Vice President and General Counsel

                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
----------------           -----------------------------

99.01                      Press Release dated January 6, 2003